Stock Options - Schedule of Stock Option Activity (Details) (Parenthetical)	Mar. 25, 2019 USD ($) shares
Stock option description	On March 25, 2019, the Company's Board of Directors approved the employment agreement (the "Agreement") with Dr. Herman Weiss, ("Dr. Weiss") whereby will serve as the Company's Chief Executive Officer effective retroactive commencing August 1, 2018, in exchange for compensation package that include inter alia stock options to purchase 5% of the Company's issued and outstanding shares as of March 25, 2019, at an exercise price equal to the fair market value of the Company's shares on the grant date, in accordance with the vesting schedule under which 25% of the stock options will vest on grant and the remaining 75% of the stock options will vest upon consummation of the Company's planned public offering ("Performance Milestone"). On April 29, 2019 (the "Commitment Date"), the Company held its Annual General Meeting of Shareholders, at which the Company's shareholders approved inter alia the aforesaid Agreement.
Fair value of stock options | shares	1,129,836
Expected dividend yield	0.00%
Risk-free interest rate	2.54%
Expected volatility	125.20%
Performance Milestone [Member]
Options not subject to performance milestone | $	$ 207,541